SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 11, 2012

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2012, Barry H. Bass, the Executive Vice President and Chief Financial Officer of First Potomac Realty Trust (the “Company”), notified the Company of his intention to resign on or before September 10, 2012. Mr. Bass will continue to serve as the Company’s Chief Financial Officer and perform his current responsibilities through the effective date of his resignation, and will assist in the transition of those responsibilities to his successor. The Company has initiated a national search for a permanent Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.

99.1	Press Release dated June 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

June 11, 2012	/s/ Douglas J. Donatelli
Douglas J. Donatelli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated June 11, 2012